Dividend Restrictions and Statutory Surplus	12 Months Ended
Dec. 31, 2014
Dividend Restrictions and Statutory Surplus [Abstract]
Dividend Restrictions and Statutory Surplus
16.    Dividend Restrictions and Statutory Surplus

Our business operations are conducted through subsidiaries that principally consist of HMOs and insurance companies. In addition to general state law restrictions on payments of dividends and other distributions to shareholders applicable to all corporations, HMOs and insurance companies are subject to further regulations that, among other things, may require those companies to maintain certain levels of equity and restrict the amount of dividends and other distributions that may be paid to their equity holders. The additional regulations applicable to our HMO and insurance company subsidiaries are not expected to affect our ability to service our debt, meet our other financing obligations or pay dividends.

Under applicable regulatory requirements, at December 31, 2014, the amount of dividends that may be paid by our insurance and HMO subsidiaries without prior approval by regulatory authorities was approximately $2.2 billion in the aggregate.  There are no such restrictions on distributions from Aetna to its shareholders. During 2014, our insurance and HMO subsidiaries paid approximately $1.2 billion of dividends to the Company.

The combined statutory net income for the years ended and combined statutory capital and surplus at December 31, 2014, 2013 and 2012 for our insurance and HMO subsidiaries were as follows:

(Millions)	2014	2013	2012
Statutory net income	$2,126.6	$1,750.1	$1,813.7
Statutory capital and surplus	9,405.8	8,431.0	6,372.8